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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 12, 2004

   COMMISSION        REGISTRANT; STATE OF INCORPORATION;         IRS EMPLOYER
  FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER         IDENTIFICATION NO.
  -----------        -----------------------------------      ------------------

    1-9513                CMS ENERGY CORPORATION                 38-2726431
                          (A MICHIGAN CORPORATION)
                               ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                               (517) 788-0550




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ITEM 5.  OTHER EVENTS

SALE OF LOY YANG

On April 12, 2004, CMS Energy Corporation (CMS Energy) issued a news release announcing that it and its partners closed on the sale of the 2,000-megawatt Loy Yang power plant and adjacent coal mine. The news release is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

99.      CMS Energy's News Release dated April 12, 2004

This Form 8-K and the News Release contain "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS section of CMS Energy's Form 10-K for the Fiscal Year Ended December 31, 2003 (incorporated herein by reference), that discusses important factors that could cause CMS Energy's results to differ materially from those anticipated in such statements.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CMS ENERGY CORPORATION

Dated:  April 14, 2004

                                    By:   /s/ S. Kinnie Smith, Jr.
                                          -----------------------------
                                          S. Kinnie Smith, Jr.
                                          Vice Chairman of the Board
                                          and General Counsel



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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.             DESCRIPTION
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99                      CMS Energy's News Release dated April 12, 2004